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                                                                    EXHIBIT 10.5

                                  -------------

                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                                     Seller


                                       AND


                            CDC MORTGAGE CAPITAL INC.
                                      Buyer


                                 AMENDMENT NO. 1
                            Dated as of June 30, 2003


                                       TO


             SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
                            Dated as of June 23, 2003


                                  -------------


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          AMENDMENT NO. 1 (this "Amendment"), dated as of June 30, 2003, by and among New Century Mortgage Corporation ("NCMC"), NC Capital Corporation ("NCCC" and, together with NCMC, the "Seller"), and CDC Mortgage Capital Inc. ("Buyer"), to the Second Amended and Restated Master Repurchase Agreement, dated as of June 23, 2003 by and among Seller and Buyer (the "Agreement").

RECITALS

          WHEREAS, Seller and Buyer have entered into the Agreement;

          WHEREAS the Seller has requested the Buyer to agree to amend certain provision of the Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

          Section 1.  Amendments.

                         (a) Defined Terms. Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined.

                         (b)  Section 11(s) of the Agreement will be amended by
               (i) deleting the word "and" after clause (9) in that section,
               (ii) adding the word "and" after clause (10) in that section and
               (iii) inserting the following at the end of that section:

               "(11) Senior convertible notes in an aggregate principal amount not to exceed $275 million to be issued by the Guarantor on or before July 31, 2003, that (i) have a coupon that ranges between 2.75% and 4%, (ii) have a maturity of five to seven years and
               (iii) will be convertible into common stock of Guarantor when certain stated events in the related indenture occur."

          Section 2. Effectiveness of the Amendment. The Amendment shall become effective upon receipt by the Buyer of evidence satisfactory to the Buyer that this Amendment has been executed and delivered by the Seller.

          Section 3. Ratification of Agreement. As amended by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

          Section 4. Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer that, after giving effect

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to the amendments provided for herein, the representations and warranties contained in the Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

          Section 5. No Other Amendments. Except as expressly amended hereby, the Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

          Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 7. Expenses. The Seller agrees to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

          Section 8.  GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                      -2-

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


CDC MORTGAGE CAPITAL INC.,              NEW CENTURY MORTGAGE CORPORATION,
 as Buyer under the Agreement            as Seller under the Agreement


By:     /s/  Anthony Malanga            By:      /s/  Kevin Cloyd
   -------------------------------         -------------------------------------
   Name:  Anthony Malanga                  Name:  Kevin Cloyd
   Title: Managing Director                Title: Senior Vice President


By:        /s/  Kathy Lynch             NC CAPITAL CORPORATION,
   -------------------------------       as Seller under the Agreement
   Name:  Kathy Lynch
   Title: Vice President


                                        By:      /s/  Kevin Cloyd
                                           -------------------------------------
                                           Name:  Kevin Cloyd
                                           Title: President

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          The undersigned guarantor hereby consents and agrees to the foregoing
Amendment:

                                        NEW CENTURY FINANCIAL CORPORATION


                                        By:      /s/  Patrick Flanagan
                                           -------------------------------------
                                           Name:  Patrick Flanagan
                                           Title: Executive Vice President